AMENDMENT

THIS AMENDMENT is made as of the 5th day of October, 2011 and amends the AMENDED AND RESTATED TRANSFER AGENCY AGREEMENT (the “Agreement”) dated as of June 1, 2007 between each mutual fund, and each portfolio or series of each mutual fund, listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”) as such Schedule may be revised from time to time, and DREYFUS TRANSFER, INC. (the “Transfer Agent”).

For good and valuable consideration, the sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants of the parties herein contained, the parties acknowledge and agree that the section of Appendix C(1) to the Agreement, headed “Anti-Money Laundering Duties,” is deleted in its entirety and replaced with the following:

Anti-Money Laundering Duties

 (a) On a daily basis, submit all new customer account registrations and registration changes against the Office of Foreign Assets Control (“OFAC”) database and such other lists or databases as may be required from time to time by applicable regulatory authorities;

(b) Submit all account registrations through OFAC databases and such other lists or databases as may be required from time to time by applicable regulatory authorities;

(c) On a daily basis, submit special payee information from checks, outgoing wires and systematic withdrawal files through the OFAC database;

(d) Block accounts and file reports with OFAC as required under OFAC-administered regulations;

(e) Review certain types of redemption transactions that occur within thirty (30) days of an account establishment, registration change, or banking information change (e.g., redemption by wire within 30 days of banking information change; rapid depletion of account balance after establishment; and redemption by check within 30 days of address change);

(f) Review wires sent pursuant to banking instructions other than those on file;

(g) Review accounts with small balances that have large purchases;

(h) Review accounts with frequent activity within a specified date range followed by a large redemption;

(i) Review purchase and redemption activity by check that equals or exceeds $100,000 on any given day;

(j) Determine when a suspicious activity report (“SAR”) should be filed as required by regulations applicable to mutual funds; prepare and file the SAR;

(k)   Compare account information to any FinCEN request received by the Fund pursuant to USA PATRIOT Act Sec. 314(a).  Provide the Fund with the necessary information for it to respond to such request within required time frames;

(l) Follow the Fund’s Customer Identification Program to (i) verify the identity of any person seeking to become a new customer of the Fund, (ii) maintain records of the information used to verify the person’s identity, and (iii) determine whether the person appears on any lists of known or suspected terrorists or terrorist organizations provided to the Fund by any government agency;

(m)  Conduct due diligence and, if required, enhanced due diligence in accordance with 31 C.F.R. 1010.610(b) for existing correspondent accounts for foreign financial institutions.  Perform an assessment of the money laundering risk presented by the account based on a consideration of relevant factors in accordance with applicable law and information provided by the foreign financial institution in a financial institution questionnaire.  If an account is determined to have a medium or above risk-ranking, monitor the account on a monthly basis for unusual activity.

(n) Conduct due diligence to determine if the Fund is involved with any foreign jurisdiction, institution, class of transactions or type of account designated, from time to time, by the U.S. Department of the Treasury in order to take certain “special measures” as required under Section 311 of the USA PATRIOT Act; and

(o) Compare all new customer accounts and registrations changes to an internal database of known offenders.

Maintain all records required to be maintained by the Fund under the USA PATRIOT Act in connection with the performance of the Transfer Agent's duties hereunder.

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AMENDMENT TO BE EXECUTED IN THEIR NAMES AND ON THEIR BEHALF BY AND THROUGH THEIR DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN:

DREYFUS TRANSFER, INC.                                 EACH OF THE FUNDS LISTED ON

                                                                                    SCHEDULE A HERETO

By:            /s/ Patrick Synan                                          By:            /s/ Joni L. Charatan

Name:     Patrick Synan                                               Name:     Joni L. Charatan

Title:         President                                                       Title:        Vice President

Schedule A

                        Advantage Funds, Inc.

                     Dreyfus Emerging Leaders Fund

                     Dreyfus Global Absolute Return Fund

                     Dreyfus Global Dynamic Bond Fund

                     Dreyfus Global Real Return Fund

                     Dreyfus International Value Fund

                     Dreyfus Opportunistic Midcap Value Fund
                     Dreyfus Opportunistic Small Cap Fund
                     Dreyfus Strategic Value Fund

                     Dreyfus Structured Midcap Fund

                     Dreyfus Technology Growth Fund

                     Dreyfus Total Emerging Markets Fund

                     Dreyfus Total Return Advantage Fund

                     Global Alpha Fund

          BNY Mellon Funds Trust

                     BNY Mellon Asset Allocation Fund
                       BNY Mellon Bond Fund

                     BNY Mellon Emerging Markets Fund

                     BNY Mellon Focused Equity Opportunities Fund

                     BNY Mellon Income Stock Fund

                     BNY Mellon Intermediate Bond Fund

                     BNY Mellon Intermediate U.S. Government Fund

                     BNY Mellon International Appreciation Fund

                     BNY Mellon International Fund

                     BNY Mellon Large Cap Market Opportunities Fund

                     BNY Mellon Large Cap Stock Fund

                     BNY Mellon Massachusetts Intermediate Municipal Bond Fund

                     BNY Mellon Money Market Fund

                     BNY Mellon Mid Cap Stock Fund

                     BNY Mellon Municipal Opportunities Fund

                     BNY Mellon National Intermediate Municipal Bond Fund

                     BNY Mellon National Municipal Money Market Fund

                     BNY Mellon National Short-Term Municipal Bond Fund

                     BNY Mellon New York Intermediate Tax-Exempt Bond Fund

                     BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

                     BNY Mellon Short-Term U.S. Government Securities Fund

                     BNY Mellon Small Cap Stock Fund

                     BNY Mellon Small/Mid Cap Fund

                     BNY Mellon Tax-Sensitive Large Cap Multi Strategy Fund

                      BNY Mellon U.S. Core Equity 130/30 Fund

                        CitizensSelect Funds

                      CitizensSelect Prime Money Market Fund

                      CitizensSelect Treasury Money Market Fund

        Dreyfus Appreciation Fund, Inc.

        Dreyfus BASIC Money Market Fund, Inc.

        Dreyfus BASIC U.S. Government Money Market Fund

        Dreyfus BASIC U.S. Mortgage Securities Fund

        Dreyfus Bond Funds, Inc.
                     Dreyfus Municipal Bond Fund
        Dreyfus Cash Management

        Dreyfus Connecticut Municipal Money Market Fund, Inc.

        Dreyfus Dynamic Alternatives Fund, Inc.

        The Dreyfus Fund Incorporated

Dreyfus Funds, Inc.

                      Dreyfus Equity Growth Fund

                      Dreyfus Mid-Cap Growth Fund

        Dreyfus Government Cash Management Funds

                     Dreyfus Government Cash Management

                     Dreyfus Government Prime Cash Management

        Dreyfus Growth and Income Fund, Inc.

        Dreyfus Index Funds, Inc.

                     Dreyfus International Stock Index Fund

                     Dreyfus S&P 500 Index Fund

                     Dreyfus Smallcap Stock Index Fund
                        Dreyfus Institutional Cash Advantage Funds

                     Dreyfus Institutional Cash Advantage Fund

        Dreyfus Institutional Preferred Money Market Funds

                     Dreyfus Institutional Preferred Money Market Fund

                     Dreyfus Institutional Preferred Plus Money Market Fund

              Dreyfus Institutional Reserves Funds

                        Dreyfus Institutional Reserves Treasury Prime Fund

                      Dreyfus Institutional Reserves Treasury Fund

                      Dreyfus Institutional Reserves Money Fund

        Dreyfus Intermediate Municipal Bond Fund, Inc.

                        Dreyfus International Funds, Inc.

                     Dreyfus Brazil Equity Fund

                     Dreyfus Emerging Markets Fund

                        Dreyfus Investment Grade Funds, Inc.

                     Dreyfus Inflation Adjusted Securities Fund

                     Dreyfus Intermediate Term Income Fund

                     Dreyfus Short Term Income Fund

                        Dreyfus Investment Funds

                      Dreyfus/The Boston Company Large Cap Core Fund

                      Dreyfus/The Boston Company Small Cap Value Fund

                      Dreyfus/The Boston Company Small Cap Growth Fund

                      Dreyfus/The Boston Company Small/Mid Cap Growth Fund

                      Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

                      Dreyfus/The Boston Company Emerging Markets Core Equity Fund

                      Dreyfus/Standish Fixed Income Fund

                      Dreyfus/Standish Global Fixed Income Fund

                      Dreyfus/Standish International Fixed Income Fund

                      Dreyfus/Standish Intermediate Tax Exempt Bond Fund

                      Dreyfus/Newton International Equity Fund

                        Dreyfus Investment Portfolios

                     Core Value Portfolio

                     MidCap Stock Portfolio

                      Small Cap Stock Index Portfolio

                     Technology Growth Portfolio

                        The Dreyfus/Laurel Funds, Inc.

                     Dreyfus AMT-Free Municipal Reserves

                     Dreyfus BASIC S&P 500 Stock Index Fund

                     Dreyfus Bond Market Index Fund

                     Dreyfus Core Equity Fund

                     Dreyfus Disciplined Stock Fund

                     Dreyfus Money Market Reserves

                     Dreyfus Small Cap Fund

                     Dreyfus Opportunistic Fixed Income Fund
                     Dreyfus Tax Managed Growth Fund

                     Dreyfus U.S. Treasury Reserves

                        The Dreyfus/Laurel Funds Trust

                     Dreyfus Core Value Fund

                     Dreyfus Emerging Markets Debt Local Currency Fund

                     Dreyfus Equity Income Fund

                     Dreyfus Global Equity Income Fund

                       Dreyfus High Yield Fund

                       Dreyfus International Bond Fund

          The Dreyfus/Laurel Tax-Free Municipal Funds

                       Dreyfus BASIC California Municipal Money Market Fund

                       Dreyfus BASIC Massachusetts Municipal Money Market Fund

                       Dreyfus BASIC New York Municipal Money Market Fund

          Dreyfus LifeTime Portfolios, Inc.

                       Growth & Income Portfolio

          Dreyfus Liquid Assets, Inc.

Dreyfus Manager Funds I

                       Dreyfus Alpha Growth Fund

                       Dreyfus Research Core Fund

                       Dreyfus MidCap Core Fund

Dreyfus Manager Funds II

                       Dreyfus Balanced Opportunity Fund

          Dreyfus Massachusetts Municipal Money Market Fund

          Dreyfus Midcap Index Fund, Inc.

          Dreyfus Money Market Instruments, Inc.

                       Government Securities Series

                       Money Market Series

          Dreyfus Municipal Bond Opportunity Fund

          Dreyfus Municipal Cash Management Plus

Dreyfus Municipal Funds, Inc.

                       Dreyfus AMT-Free Municipal Bond Fund

                       Dreyfus BASIC Municipal Money Market Fund

                       Dreyfus BASIC New Jersey Municipal Money Market Fund

                       Dreyfus High Yield Municipal Bond Fund

          Dreyfus Municipal Money Market Fund, Inc.

          Dreyfus New Jersey Municipal Bond Fund, Inc.

          Dreyfus New Jersey Municipal Money Market Fund, Inc.

          Dreyfus New York AMT-Free Municipal Money Market Fund

          Dreyfus New York AMT-Free Municipal Bond Fund

          Dreyfus New York Municipal Cash Management

          Dreyfus New York Tax Exempt Bond Fund, Inc.

          Dreyfus Opportunity Funds

                       Dreyfus Global Sustainability Fund

                       Dreyfus Natural Resources Fund

          Dreyfus Pennsylvania Municipal Money Market Fund

          Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
                       Dreyfus California AMT-Free Municipal Bond Fund
          Dreyfus Premier GNMA Fund, Inc.

                       Dreyfus GNMA Fund

          Dreyfus Premier Investment Funds, Inc.

                       Dreyfus Diversified International Fund

                       Dreyfus Diversified Large Cap Fund

                       Dreyfus Emerging Asia Fund

                       Dreyfus Global Real Estate Securities Fund

                       Dreyfus Greater China Fund

                       Dreyfus India Fund

                       Dreyfus Large Cap Growth Fund

                       Dreyfus Large Cap Equity Fund

                       Dreyfus Large Cap Value Fund

                       Dreyfus Satellite Alpha Fund

          Dreyfus Premier Short‑Intermediate Municipal Bond Fund
                       Dreyfus Short‑Intermediate Municipal Bond Fund

          Dreyfus Premier Worldwide Growth Fund, Inc.
                     Dreyfus Worldwide Growth Fund

          Dreyfus Research Growth Fund, Inc.

          Dreyfus Short‑Intermediate Government Fund

          The Dreyfus Socially Responsible Growth Fund, Inc.

          Dreyfus State Municipal Bond Funds

                       Dreyfus Connecticut Fund

                       Dreyfus Maryland Fund

                       Dreyfus Massachusetts Fund

                       Dreyfus Minnesota Fund

                       Dreyfus Ohio Fund

                       Dreyfus Pennsylvania Fund

              Dreyfus Stock Funds

                       Dreyfus International Equity Fund

                       Dreyfus Small Cap Equity Fund

          Dreyfus Stock Index Fund, Inc.

          Dreyfus Tax Exempt Cash Management Funds

                       Dreyfus California AMT-Free Municipal Cash Management

                       Dreyfus New York AMT-Free Municipal Cash Management

                       Dreyfus Tax Exempt Cash Management

                       The Dreyfus Third Century Fund, Inc.

          Dreyfus Treasury & Agency Cash Management

          Dreyfus Treasury Prime Cash Management

          Dreyfus 100% U.S. Treasury Money Market Fund

          Dreyfus U.S. Treasury Intermediate Term Fund

          Dreyfus U.S. Treasury Long Term Fund

          Dreyfus Variable Investment Fund

                       Appreciation Portfolio

                       Opportunistic Small Cap Fund
                       Growth and Income Portfolio

                       International Equity Portfolio

                       International Value Portfolio

                       Money Market Portfolio

                       Quality Bond Portfolio

          Dreyfus Worldwide Dollar Money Market Fund, Inc.

          General California Municipal Money Market Fund
                        General Government Securities Money Market Funds, Inc.

                       General Government Securities Money Market Fund

                       General Treasury Prime Money Market Fund

          General Money Market Fund, Inc.

          General Municipal Money Market Funds, Inc.

                       General Municipal Money Market Fund

          General New York Municipal Money Market Fund

          Strategic Funds, Inc.

                       Dreyfus Active MidCap Fund

                       Dreyfus Conservative Allocation Fund

                       Dreyfus Growth Allocation Fund

                       Dreyfus Moderate Allocation Fund

                       Dreyfus Select Managers Large Cap Growth Fund

                       Dreyfus Select Managers Small Cap Growth Fund

                       Dreyfus Select Managers Small Cap Value Fund

                       Dreyfus U.S. Equity Fund

                       Global Stock Fund

                       International Stock Fund